OAK HALL(R) SMALL CAP CONTRARIAN FUND

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Investment Advisor:                           Account Information and
         Oak Hall Capital Advisors, L.P.      Shareholder Servicing:
         122 East 42nd Street                          Forum Financial Corp.
         New York, New York 10005                      Two Portland Square
         (212) 622-1996                                Portland, Maine  04101
                                                       800-625-4255
                                                       207-879-0001

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                      STATEMENT OF ADDITIONAL INFORMATION
                                February 12, 1998
                            As Amended June 8, 1998

Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information ("SAI") supplements the Prospectus dated February 12, 1998 offering shares of Oak Hall Small Cap Contrarian Fund (the "Fund") (formerly, Oak Hall Equity Fund) and should be read only in conjunction with the Fund's Prospectus, a copy of which may be obtained without charge by contacting Forum Financial Corp. at the address listed above.

TABLE OF CONTENTS

                                                                                              Page
                  1.       Investment Policies                                                ----
                             and Limitations............................................        2
                  2.       Performance Data.............................................       11
                  3.       Management...................................................       12
                  4.       Determination of Net Asset Value.............................       16
                  5.       Portfolio Transactions.......................................       17
                  6.       Custodian....................................................       17
                  7.       Additional Purchase and
                             Redemption Information.....................................       18
                  8.       Taxation.....................................................       18
                  9.       Other Matters................................................       19

                Appendix A - Description of Securities Ratings                                 A-1
                Appendix B - Control Persons and Principal Holders of Securities               B-1

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     1. INVESTMENT POLICIES AND LIMITATIONS

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to corporate bonds, including convertible securities by Moody's and S&P is included in Appendix A to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Oak Hall Capital Advisors, L.P. (the "Adviser") will consider such an event in determining whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.



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



Convertible securities which are rated b by Moody's generally lack characteristics of a desirable investment. Convertible securities which are rated B by S&P are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

WARRANTS

The Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security. The Fund may not invest more than 2% of its net assets in warrants not traded on the American or New York Stock Exchange.

TEMPORARY DEFENSIVE POSITION

When the Adviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position. For temporary defensive purposes, the Fund may invest without limit in cash or in investment grade cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars (or the equivalent in other currencies) and that are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-2 or higher by S&P or Prime-2 or higher by Moody's or, if not rated, determined by the Adviser to be of comparable quality,
(iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.

FOREIGN CURRENCY FORWARD CONTRACTS

Investments in foreign companies will usually involve currencies of foreign countries. In addition, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. Accordingly, the value of the assets of the Fund as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

The Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, the Fund may enter into forward currency contracts in connection with existing portfolio positions. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Adviser does not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

At or before the settlement of a forward currency contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global, around-the-clock market.

Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. When required by applicable regulatory guidelines, the Fund will set aside cash, U.S. Government securities or other liquid assets in a segregated account with its custodian in the prescribed amount.

HEDGING STRATEGIES

The Adviser may engage in certain options and futures strategies to attempt to hedge the Fund's portfolio. The instruments in which the Fund may invest include
(i) options on securities, stock indexes and foreign currencies, (ii) stock index and foreign currency futures contracts ("futures contracts"), and (iii) options on futures contracts. Use of these instruments is subject to regulation by the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which options and futures are traded, and the Commodities Futures Trading Commission (the "CFTC"). No assurance can be given, however, that any strategies will succeed.

The Fund will not use leverage in its hedging strategies. In the case of transactions entered into as a hedge, the Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. The Fund will not enter into a hedging strategy that exposes the Fund to an obligation to another party unless it owns either: (1) an offsetting ("covered") position or (2) cash, U.S. Government securities or other liquid assets with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Fund will set aside cash, U.S. Government securities or other liquid assets in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Fund is subject to the following restrictions in its use of options and futures contracts. The Fund will not: (1) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged through the use of options or futures contracts;
(2) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (3) purchase call options if, as a result, the current value of options premiums for options purchased would exceed 5% of the Fund's total assets.

OPTIONS STRATEGIES. The Fund may purchase put and call options written by others and write (sell) put and call options covering specified securities, stock index-related amounts or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency or security. The Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options, currently are treated as illiquid securities.

The Fund may purchase call options on equity securities that the Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Fund may write covered call options. The Fund may write call options on behalf of the Fund when the Adviser believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs. The Fund may write covered put options only to effect closing transactions.

The Fund may purchase and write put and call options on stock indices in much the same manner as the equity security options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities which are being hedged. Stock index options are settled exclusively in cash.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or

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which it intends to purchase.  Options on foreign currencies are affected by the factors discussed in "Foreign Currency Forward Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of a stock index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange listed option may be closed out only on an exchange which provides a market for identical options. Most exchange listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, the Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by the Fund may result in material losses to the Fund.

         (4) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

FUTURES STRATEGIES. A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, securities or currencies as called for in the contract at a specified future date and at a specified price. For stock index futures contracts, delivery is of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the time of the contract and the close of trading of the contract.

The Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of the Fund's securities. To the extent that the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. These purchases would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in the future.

The Fund may purchase call options on a stock index future as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual stock, in that it can be used as a temporary substitute for a position in the stock itself. The Fund may purchase a call option on a stock index future to hedge against a market advance in stocks which the Fund planned to acquire at a future date. The Fund may also purchase put options on stock index futures contracts. These purchases are analogous to the purchase of protective puts on individual stocks, where a level of protection is sought below which no additional economic loss would be incurred by the Fund. The Fund may write covered call options on stock index futures contracts as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. This is analogous to writing covered call options on securities.

The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. The Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into futures contracts; rather, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Government securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts on broad-based stock indices can currently be entered into with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange, the Value Line Composite Stock Index on the Kansas City Board of Trade and the Major Market Index of the Chicago Board of Trade.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Fund to close a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. In addition:

         (1) Successful use by the Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged securities or currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying securities or currencies which causes this situation to occur. As a result, a correct forecast of general market trends still may not result in successful hedging through the use of future contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. The Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

         (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

REGULATORY COMPLIANCE WITH RESPECT TO COMMODITY FUTURES CONTRACTS
AND COMMODITY OPTIONS

The Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. The Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section
4.5 of the rules of the CFTC. Under that section the Fund would be permitted to purchase such futures or options contracts only for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however. that in addition, with respect to positions in commodity futures and option contracts not for bona fide hedging purposes, the Fund represents that the aggregate initial margin and premiums required to establish these positions (subject to certain exclusions) will not exceed 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract the Fund has entered into.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Fund may purchase portfolio securities on a when-issued and purchase or sell portfolio securities on forward commitment basis. When-issued or forward commitment transactions arise when securities are purchased by the Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When the Fund enters into a forward commitment transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent the Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the current market values.

When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. No when-issued or forward commitments will be made by the Fund if, as a result, more than 10% of the value of the Fund's total assets would be committed to such transactions.

INVESTMENT LIMITATIONS

The Fund has adopted the following additional investment limitations which are fundamental policies of the Fund and may not be changed without shareholder approval. The Fund may not:

         (1) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted to be incurred by the Fund. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

         (2) Borrow money, except that the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.

         (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the Securities Act of 1933.

         (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

         (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

         (6) Issue senior securities except that: (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the Investment Company Act of 1940 ("1940 Act") or an exemptive order; (b) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
         (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Trust's Board of Trustees (the "Board of Trustees") without shareholder approval. The Fund:

         (1) May borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made; provided that any such temporary or emergency borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

         (2) May not purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures and options on futures.

         (3) May not invest in securities of another registered investment company except to the extent permitted by the 1940 Act.

         (4) May not invest in interests in oil or gas or interests in other mineral exploration or development programs.

         (5) May not invest in or hold securities of any issuer if officers and directors of the Trust or the Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

         (6) May not invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the fund's total assets would be so invested.

         (7) May not invest more than 15% of its net assets in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

Except as required by the 1940 Act, whenever an amended or restated investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset. Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations. If the Fund were to invest in money market funds as described in limitation (c), it would indirectly incur its proportionate share of the advisory and other expenses of the money market fund.

FUNDAMENTAL POLICIES

Those policies of the Fund which are deemed to be fundamental may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities, as defined in the 1940 Act means the lesser of: (1) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented or (2) more than 50% of the outstanding shares of the Fund.

                               2. PERFORMANCE DATA

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's net asset value, yield and total return will fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

The Fund's total return for the fiscal year ended March 31, 1997 was 1.40%. This figure represents unannualized total return for the nine month period June 30, 1996 through March 31, 1997. Total return for the twelve months ending March 31, 1997 was 3.0%. For the period beginning July 13, 1992 (the commencement of public operations) to March 31, 1997, the Fund's average annual total return was 10.92%.

In performance advertising the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates. In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

TOTAL RETURN CALCULATIONS

The Fund may advertise total return. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

         P(1+T)n = ERV; where:

                  P = a  hypothetical  initial  payment of  $1,000;
                  T = average annual total return;
                  n = number of years; and
                  ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Period total return is calculated according to the following formula:

         PT = (ERV/P-1); where:

                  PT = period total return;
                  The other definitions are the same as in average annual total return above.

                                  3. MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 55)

     President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, LLC (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator and for which Forum Financial Services, Inc. serves as distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 55)

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 55)

     President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 54)

     Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Mark D. Kaplan, Vice President, (age 42)

     Director, Investments, Forum Financial Group, LLC with which he has been associated since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

Stacey Hong, Treasurer (age 32)

     Director, Fund Accounting, Forum Financial Group, LLC with which he has been associated since April 1992. Prior thereto, Mr. Hong was a Senior Accountant with Ernst and Young. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Secretary (age 46)

     Senior Counsel, Forum Financial Group, LLC with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy also serves as an officer of other registered investment companies for which Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

Leslie K. Klenk,  Assistant  Secretary  (age 33)

     Assistant Counsel, Forum Financial Group, LLC with which she has been associated since April 1998. Prior thereto, Ms. Klerk was Vice President and Associated General Counsel of Smith Barney Inc. Her address is Two Portland Square, Portland, Maine 04101.

Pamela Stutch, Assistant Secretary (age 30)

     Fund Administrator, Forum Financial Group, LLC with which she has been associated since May 1998. Prior thereto, Ms. Stutch attended Temple University School of Law and graduated in 1997. Ms. Stutch was also a legal intern for The Maine Department of the Attorney General.


TRUSTEE COMPENSATION. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. As of March 31, 1997, in addition to $1,000 for each Board meeting attended, each Trustee receives $100 per active portfolio of the Trust. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1997.

                                                           ACCRUED           ANNUAL
                                        AGGREGATE          PENSION        BENEFITS UPON       TOTAL
         TRUSTEE                      COMPENSATION        BENEFITS         RETIREMENT      COMPENSATION
         -------                      ------------        --------        -------------    ------------
         Mr. Keffer                       None              None              None             None
         Mr. Azariadis                   $4,000             None              None            $4,000
         Mr. Cheng                       $4,000             None              None            $4,000
         Mr. Parish                      $4,000             None              None            $4,000

THE INVESTMENT ADVISER

Pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"), the Fund's investment adviser, Oak Hall Capital Advisors, L.P. furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Advisory Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Adviser may render services to others. In addition to receiving its advisory fee from the Fund of 0.75% of the Fund's average daily net assets, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Fund with respect to the client's assets invested in the Fund.

The following table shows the dollar amount of fees payable under the Investment Advisory Agreement between the Fund and Oak Hall Capital Advisors, L.P., the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser. The data is for the past three fiscal years.

                                                     Advisory fee        Advisory fee        Advisory fee
                                                        Payable             Waived             Retained
                                                     ------------        -------------       -------------
Oak Hall Small Cap Contrarian Fund
     Year Ended March 31, 1997                            $54,263              $54,263                  $0
     Year Ended June 30, 1996                             110,257               64,502              45,755
     Year Ended June 30, 1995                             194,367                    0             194,367

ADMINISTRATION

Pursuant  to an  Administration  Agreement  approved by the Board of Trustees on
June 19, 1997, Forum Administrative Services, LLC ("FAdS") supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent, fund accountant and custodian and arranging for maintenance of books and records of the Trust). FAdS also provides persons satisfactory to the Board of Trustees to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAdS, the Adviser or their respective affiliates. In addition, under the Agreement, FAdS is directly responsible for managing the Trust's regulatory and legal compliance and overseeing the preparation of its registration statement.

Until May 31, 1994, Stone Bridge Trust Company ("SBTC"), as administrator, and FFSI, as sub-administrator, supervised the overall management of the Fund, which was then a series of The Stone Bridge Funds, Inc., a registered management investment company (the "Company"), including the administrative duties described above, pursuant to a Co-Administration Agreement and a Distribution and Administration Agreement, respectively. Effective June 1, 1994, the Company entered into an Administration and Distribution Agreement with FFSI under which FFSI provided the administration and distribution services it has provided since the Fund's inception and assumed the administrative responsibilities formerly performed by SBTC. As of November 25, 1996, administrative services were provided to the Fund pursuant to a Management and Distribution Agreement between the Trust and FFSI. Effective June 19, 1997, administrative services are provided by FAdS under the current Administration Agreement with the Trust.

For the fiscal years ending March 31, 1997 and June 30, 1996 and 1995, the fees under the former Administration and Distribution Agreement and Management and Distribution Agreement were $18,088, $36,752 and $75,871, respectively.

DISTRIBUTION

FFSI acts as distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust approved by the Board on June 19, 1997 (the "Distribution Agreement"). The Distribution Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the agreement or interested persons of any such party and do not have any direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party to the agreement on 60 days' written notice to the Trust. The Distribution Agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

On December 5, 1997, the Board of Trustees terminated a distribution plan previously adopted by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act ("Plan"). The Plan required the Trust and FFSI to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by FFSI pursuant to the Plan and identifying the distribution activities for which those expenditures were made. For the fiscal year ended March 31, 1997, $1,184.01 was expended pursuant to the Plan for the printing and mailing of prospectuses to other than current shareholders of the Fund and $61.77 was expended in telephone charges related to prospective investors.

TRANSFER AGENT AND FUND ACCOUNTANT

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent and dividend disbursing agent of the Trust pursuant to a Transfer Agency Agreement. For its services, the Transfer Agent receives with respect to the Fund an annual fee of $12,000 plus $25 per shareholder account. Pursuant to a Fund Accounting Agreement, the Forum Accounting Services, LLC provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives with respect to the Fund an annual fee of $36,000 plus certain surcharges based upon the amount and type of the Fund's portfolio transactions and positions.

Both the Transfer Agency Agreement and Fund Accounting Agreement were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the respective agreements or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreements. Each of these agreements will remain in effect for a period of one year and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders and in either case by a majority of the Trustees who are not parties to the respective agreement or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreement.

EXPENSES

Subject to the obligations of the Adviser to reimburse the Trust for its excess expenses as described in the Prospectus, the Trust has, under the Advisory Agreement, confirmed its obligation to pay all its other expenses.

The Trust's expenses include: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; compensation of the Trust's trustees; compensation of the Trust's officers and employees who are not employees of the Adviser, FAdS or their respective affiliates and costs of other personnel performing services for the Trust; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; the fees payable under the Advisory Agreement, the Administration Agreement and the Distribution and Sub-Administration Agreement; and any fees and expenses payable pursuant to the Plan.

OTHER INFORMATION

As of February 10, 1998, the officers and directors of the Trust owned as a group owned less than 1% of the outstanding shares of the Fund. Also as of that date, Appendix 2 presents information as to control persons and principal holders of shares of the Registrant's series.

                       4. DETERMINATION OF NET ASSET VALUE

The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, on each Business Day (as defined in the Prospectus), by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. The Trust does not determine net asset value on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                            5. PORTFOLIO TRANSACTIONS

The Fund generally purchases and sells securities through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The Fund contemplates that, consistent with the policy of obtaining best net results, brokerage transactions may be conducted through the Adviser's affiliates, affiliates of those persons or Forum. The Advisory Agreement authorizes the Adviser to so execute trades. The Board of Trustees has adopted procedures in conformity with applicable rules under the Investment Company Act to ensure that all brokerage commissions paid to these persons are reasonable and fair. For the Trust's fiscal years ended March 31, 1997, and June 30, 1996 and 1995 the aggregate brokerage commissions incurred by the Fund were $66,316, $198,598 and $450,930, respectively, of which 0%, 5.1% and 11.37% ($0, $10,095 and $51,250), respectively, was paid to American Securities Corporation, an affiliate of the Adviser. During those periods, approximately 0%, 4.67% and 5.66%, respectively, of the total dollar amount of transactions by the Fund involving the payment of commissions were effected through American Securities Corporation.

                                  6. CUSTODIAN

Pursuant to a Custodian Agreement (the "Custodian Agreement"), The First National Bank of Boston, P.O. Box 1959, Boston, Massachusetts, 02105, acts as the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, determining income and collecting interest on Fund investments. The Fund's custodian employs foreign subcustodians to provide custody of the Fund's foreign assets in accordance with applicable regulations. The custodian is paid a fee at an annual rate of 0.02% of the first $100 million of the average daily net assets of the Fund, 0.015% on the next $100 million of the average daily net assets of the Fund and . 01% of the average daily net assets over $200 million, and certain transaction fees.

                7. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are sold on a continuous basis by FFSI at the net asset value next determined without any sales charge. As of March 31, 1997, the Fund's net asset value was $13.80.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.

Shareholders' rights of redemption may not be suspended, except (i) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, (ii) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(iii) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (i) are not restricted as to transfer either by law or liquidity of market and (ii) have a value which is readily ascertainable (and not established only by valuation procedures).

                                   8. TAXATION

The Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

A portion of the dividends paid out of the Fund's net ordinary income may be eligible for the dividends received deduction allowed to corporations.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

For federal income tax purposes, when equity or over-the-counter put and call options which the Fund has purchased or sold or expire unexercised, the premiums paid by the Fund give rise to short or long-term capital losses at the time of sale or expiration (depending on the Fund's holding period with respect to the put or call). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the security purchased is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the related security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the security is decreased (increased in the case of a call) for tax purposes by the premium received. There may be short or long term gains and losses associated with closing purchase or sale transactions.

In addition, the use of certain hedging strategies such as writing and purchasing options, futures contracts and options on futures contracts, and entering into foreign currency forward contracts and other foreign instruments, involves complex rules that will determine for income tax purposes the character and timing of recognition of income received in connection therewith.

                                9. OTHER MATTERS

COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Seward & Kissel, 1200 G. Street, NW, Washington, DC 20005.

Deloitte & Touche, LLP, 125 Summer Street, Boston, Massachusetts, 02110, independent auditors, have been selected as auditors for the Trust.

FINANCIAL STATEMENTS

MARCH 31, 1997 ANNUAL REPORT

The Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and the Notes to the Financial Statements of the Fund for the fiscal year ended March 31, 1997 (included in the Annual Report to Shareholders), which are delivered along with this Statement of Additional Information, are incorporated herein by reference.


SEPTEMBER 30, 1997 SEMI-ANNUAL REPORT

The Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and the Notes to the Financial Statements of the Fund for the semi-annual period ended September 30, 1997 (included in the Semi-Annual Report to Shareholders), which are delivered along with this Statement of Additional Information, are incorporated herein by reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS
                        ---------------------------------

CORPORATE BONDS (INCLUDING CONVERTIBLE DEBT)

         (A)  MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Moody's rates corporate bond issues, including convertible debt issues, as follows:

         Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

         (B)  STANDARD & POOR'S CORPORATION ("S&P")

         S&P rates corporate bond issues, including convertible debt issues, as follows:

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated `BB' have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         Bonds rated `B' have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         Bonds rated `CCC' have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating `Cl' is reserved for income bonds on which no interest is being paid.

         Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated `D' are in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

PREFERRED STOCK

         (A)  MOODY'S

         Moody's rates preferred stock issues as follows:

         An issue which is rated aaa is a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

         An issue which is rated "aa" is a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         An issue which is rated "a" is an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         An issue which is rated "baa" is a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         An issue which is rated "ba" has speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

         An issue which is rated "c" can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

         (B)  STANDARD & POOR'S

         Standard & Poor's rates preferred stock issues as follows:

         "AAA" is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas if normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         A preferred stock rated "C" is a non-paying issue.

         A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

         To provide more detailed indications of preferred stock quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                   APPENDIX B
                                   ----------
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 10, 1998, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund. Also as of that date, the shareholders listed below owned more than 5% of each Fund. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

                                                                       PERCENTAGE OF            AMOUNT OF SHARES
                                                                       SHARES OWNED               OF FUND OWNED
                                                                       -------------            -----------------
OAK HALL SMALL CAP CONTRARIAN FUND
----------------------------------
Maryann Wolf                                                              11.96%                   40,946.955
55 Central Park West Apt 12-13
New York  NY  10023

Simeon Gold & Heide Gold, Jt. Ten.                                         8.13%                   27,856.149
136 East 76th Street Apt. 10F
New York  NY  10021

Jane Levy                                                                  5.15%                   17,622.969
320 West 87th Street Apt. 3W
New York  NY  10024

Bank of Boston, IRA Custodian                                              5.13%                   17,553.097
FBO Maryann Wolf
55 Central Park West Apt. 12-13
New York  NY  10023

AUSTIN GLOBAL EQUITY FUND
-------------------------
Administrative Data Management Corp.                                      95.46%                  900,625.402
Attn:  Sue Needell
581 Main Street
Woodbridge  NJ  07095-1198

DAILY ASSETS TREASURY FUND
INSTITUTIONAL SERVICE SHARES
----------------------------
Forum Fi                                                                  100.00%                    10.000
Forum Financial Group
Two Portland Square
Portland  ME  04101


                                                                       PERCENTAGE OF            AMOUNT OF SHARES
                                                                       SHARES OWNED              OF FUND OWNED
                                                                       -------------            -----------------
DAILY ASSETS CASH FUND
INSTITUTIONAL SHARES
----------------------
Forum Fi                                                                  100.00%                    10.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

DAILY ASSETS GOVERNMENT FUND
INSTITUTIONAL SHARES
--------------------
Babb & Co #02-6004105                                                     100.00%                4,154,555.490
c/o Bank of New Hampshire
PO Box 477
Concord  NH  03302-0477

DAILY ASSETS MUNICIPAL FUND
INSTITUTIONAL SHARES
--------------------
Forum Fi                                                                  100.00%                    5.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

DAILY ASSETS TREASURY OBLIGATIONS FUND
INSTITUTIONAL SHARES
--------------------
Babb & Co #02-6004105                                                     100.00%                70,805,935.890
c/o Bank of New Hampshire
PO Box 477
Concord  NH  03302-0477

INVESTORS BOND FUND
-------------------
Firstrust Co.                                                             73.33%                 5,802,674.028
National City Bank Trust Dept.
227 Main Street
Evansville  IN  47708

SEI Trust Company                                                         18.35%                 1,452,104.356
c/o Irwin Union Bank & Trust
Attn:  Mutual Funds Administrator
One Freedom Valley Drive
Oaks  PA  19456


                                                                       PERCENTAGE OF            AMOUNT OF SHARES
                                                                       SHARES OWNED              OF FUND OWNED
                                                                       -------------            -----------------
FORUM TAXSAVER BOND FUND
------------------------
First Trust Co.                                                           50.98%                 1,823,877.187
National City Bank Trust Dept.
227 Main Street
Evansville  IN  47708

SEI Trust Company                                                         25.55%                  913,993.962
c/o Irwin Union Bank & Trust
Attn:  Mutual Funds Administrator
One Freedom Valley Drive
Oaks  PA  19456

Leonore Zusman Ttee                                                        5.76%                  206,021.417
Leonore Zusman Living Trust  U/A/D 2/3/93
6439 Woodacre Ct.
Englewood  OH  45322

Lawrence L. Zusman Ttee                                                    5.16%                  184,652.189
Lawrence L. Zusman Living Trust  U/A/D 2/3/93
6439 Woodacre Court
Englewood  OH  45322

PAYSON BALANCED FUND
--------------------
ALA & Co.                                                                 15.39%                  248,375.143
c/o H.M. Payson & Co.  Attn:  Rebecca Lott
PO Box 31
Portland  ME  04112

Payse & Co.                                                               15.13%                  244,299.596
c/o H.M. Payson & Co.  Attn:  Rebecca Lott
PO Box 31
Portland  ME  04112

MAINE MUNICIPAL BOND FUND
-------------------------
Administrative Data Management Corp.                                      40.63%                 1,015,080.634
Attn:  Sue Needell
581 Main Street
Woodbridge  NJ  07095-1198

DAILY ASSETS TREASURY FUND
INSTITUTIONAL SERVICES SHARES
-----------------------------
H.M. Payson & Co. Custody Account                                         40.07%                 18,918,278.950
FBO Customer Funds Under Management
PO Box 31
Portland  ME  04112

                                                                       PERCENTAGE OF            AMOUNT OF SHARES
                                                                       SHARES OWNED              OF FUND OWNED
                                                                       -------------            -----------------
DAILY ASSETS TREASURY FUND
INSTITUTIONAL SERVICES SHARES (CONTINUED)
----------------------------------------
H.M. Payson & Co. Trust Account                                           39.63%                 18,709,475.200
FBO Trust Funds Under Management
PO Box 31
Portland  ME  04112

PAYSON VALUE FUND
-----------------
Payse & Co.                                                               21.65%                  194,687.710
c/o H.M. Payson & Co.  Attn: Rebecca Lott
PO Box 31
Portland  ME  04112

ALA & Co.                                                                 17.47%                  157,110.127
c/o H.M. Payson & Co.  Attn: Rebecca Lott
PO Box 31
Portland  ME  04112

NEW HAMPSHIRE BOND FUND
-----------------------
Independence Trust                                                        43.00%                  503,378.386
Attn:  Linda Feliciano
200 Bedford Street  5th Floor
Manchester  NH  03105-0119

Administrative Data Management Corp.                                      35.22%                  412,367.462
Attn:  Sue Needell
581 Main Street
Woodbridge  NJ  07095-1198

DAILY ASSETS CASH FUND
INSTITUTIONAL SERVICES SHARES
-----------------------------
H.M. Payson & Co. Custody Account                                         56.90%                 7,166,186.340
FBO Customer Funds Under Management
PO Box 31
Portland  ME  04112

H.M. Payson & Co. Trust Account                                           37.44%                 4,715,126.140
FBO Trust Funds Under Management
PO Box 31
Portland  ME  04112

                                                                       PERCENTAGE OF            AMOUNT OF SHARES
                                                                       SHARES OWNED              OF FUND OWNED
                                                                       -------------             ----------------
INVESTORS EQUITY FUND
---------------------
Allagash & Co.                                                            96.61%                  130,658.987
c/o Bank of New Hampshire
PO Box 477
Concord  NH  03302

INTERNATIONAL EQUITY FUND
-------------------------
Forum Fi                                                                  67.80%                    500.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

Donaldson, Lufkin & Jenrette Sec Corp.                                    32.20%                    237.417
Mutual Funds Dept. - 5th Floor
PO Box 2052
Jersey City  NJ  07303

INVESTORS GROWTH FUND
---------------------
Firstrust Co.                                                             100.00%                2,863,713.851
National City Bank Trust Dept.
227 Main Street
Evansville  IN  47708

DAILY ASSETS GOVERNMENT FUND
INSTITUTIONAL SERVICE SHARES
----------------------------
Forum Fi                                                                  100.00%                    5.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

DAILY ASSETS MUNICIPAL FUND
INSTITUTIONAL SERVICES SHARES
-----------------------------
Forum Fi                                                                  100.00%                    5.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

DAILY ASSETS TREASURY OBLIGATIONS
INSTITUTIONAL SERVICES SHARE
---------------------------------
Forum Fi                                                                  100.00%                    5.000
Forum Financial Group
Two Portland Square
Portland  ME  04101


                                                                       PERCENTAGE OF            AMOUNT OF SHARES
                                                                       SHARES OWNED              OF FUND OWNED
                                                                       ------------             -----------------
EQUITY INDEX FUND
-----------------
Allagash & Co.                                                            99.83%                  430,724.526
c/o Bank of New Hampshire
PO Box 477
Concord  NH  03302

QUADRA VALUE EQUITY FUND
------------------------
HMK Enterprises, Inc.                                                     45.47%                   42,337.003
800 South Street
Suite 355
Waltham  MA  02154

Charlesgate West Management Inc.                                          17.79%                   16,561.068
Attn:  Paul Malnati
2 Charlesgate West
Boston  MA  02215

BankBoston  IRA R/O Custodian                                              9.02%                   8,398.994
FBO Eileen Delasandro Levi
8 Paige Street
Hingham  MA  02043

BankBoston  IRA R/O Cust.                                                  5.42%                   5,047.801
FBO Howard H. Stevenson
PO Box 277
Southborough  MA  01772-0003

Lester I. Tenney as Ttee                                                   5.33%                   4,962.848
FBO Lester I. Tenney & Betty S. Tenney
Living Trust U/A/D 09/13/83
4513 E. Walatown
Phoenix  AZ  85044

A S Gibbs Ttee                                                             5.02%                   4,669.392
FBO The Alfred S. Gibbs Family Trust
U/A/D  03/01/1991
1980 Pine Tree Way  NW
Stuart  FL  34994-8834

QUADRA INTERNATIONAL EQUITY FUND
--------------------------------
BankBoston IRA  R/O Cust.                                                 37.64%                   12,040.312
FBO Howard H. Stevenson
PO Box 277
Southborough  MA  01772-0003

                                                                       PERCENTAGE OF            AMOUNT OF SHARES
                                                                       SHARES OWNED              OF FUND OWNED
                                                                       -------------            -----------------
QUADRA INTERNATIONAL EQUITY FUND (CONTINUED)
--------------------------------------------
BankBoston  SEP  IRA Cust.                                                32.67%                   10,450.397
FBO William Gould
116 Old Wharf Road
North Chatam  MA  02650

BankBoston IRA Cust.                                                      12.11%                   3,874.428
FBO  Nancy Hsiung
5 Ingraham Road
Wellesley  MA  02181

Eileen Delasandro Levi Ttee                                                6.39%                   2,045.028
FBO Eileen Delasandro Levi Keogh Plan
DTD 12/31/95
8 Paige Street
Hingham  MA  02043

Donald A. Levi Ttee                                                        6.39%                   2,045.028
FBO Donald A. Levi Keogh Plan
DTD 12/31/95 Amended
8 Paige Street
Hingham  MA  02043

QUADRA GROWTH FUND
------------------
John E. Rosenthal                                                         71.49%                   80,304.108
1212 West Street
Carlisle  MA  01741

Nancy Hsiung                                                               6.69%                   7,512.935
5 Ingraham Road
Wellesley  MA  02181

BankBoston IRA R/O Cust.                                                   5.18%                   5,821.412
FBO Howard H. Stevenson
PO Box 277
Southborough  MA  01772-0003

Donald A. Levi Ttee                                                        5.16%                   5,792.573
FBO Donald A. Levi Keogh Plan
DTD 12/31/95 Amended
8 Paige Street
Hingham  MA  02043

                                                                       PERCENTAGE OF            AMOUNT OF SHARES
                                                                       SHARES OWNED              OF FUND OWNED
                                                                       ------------             -----------------
EMERGING MARKETS FUND
---------------------
Forum Fi                                                                  65.52%                    500.000
Forum Financial Group
Two Portland Square
Portland  ME  04101

Donaldson Lufkin & Jenrette Sec Corp.                                     34.48%                    263.158
Mutual Funds Dept. - 5th Floor
PO Box 2052
Jersey City  NJ  07303

                              INVESTORS GROWTH FUND

--------------------------------------------------------------------------------

Account Information and
Shareholder Servicing:                  Distributor:
         Forum Financial Corp.                   Forum Financial Services, Inc.
         P.O. Box 446                            Two Portland Square
         Portland, Maine 04112                   Portland, Maine  04101
         207-879-0001                            207-879-1900

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 1997,
                            AS AMENDED JUNE 8, 1998

Investors Growth Fund (the "Fund") is a series of Forum Funds (the "Trust"), a registered, open-end investment company. This Statement of Additional Information supplements the Prospectus dated December 1, 1997 offering shares of the Fund, and should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Distributor at the address listed above.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                            TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
                  1.       General......................................................        2
                  2.       Investment Policies..........................................        3
                  3.       Investment Limitations.......................................        5
                  4.       Performance Data.............................................        7
                  5.       Management...................................................        8
                  6.       Determination of Net Asset Value.............................       12
                  7.       Portfolio Transactions.......................................       13
                  8.       Additional Purchase and
                              Redemption Information....................................       14
                  9.       Taxation.....................................................       15
                  10.      Other Information............................................       17

                  Appendix A - Description of Securities Ratings                               A-1
                  Appendix B - Text of Forum Brochure                                          B-1
                  Appendix C - Text of Peoples Heritage News Release                           C-1


1.  GENERAL

THE TRUST. The Trust is registered with the SEC as an open-end, management investment company and was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. The Trust currently offers shares of eighteen series and has two series that have not commenced operation as of the date of this SAI. The series of the Trust are as follows:

Investors Bond Fund                            Maine Municipal Bond Fund
TaxSaver Bond Fund                             New Hampshire Bond Fund
Daily Assets Treasury Fund                     Austin Global Equity Fund
Daily Assets Treasury Obligations Fund         Oak Hall Equity Fund
Daily Assets Cash Fund                         Quadra Limited Maturity Treasury Fund
Daily Assets Government Fund                   Quadra Value Equity Fund
Daily Assets Tax Exempt Fund                   Quadra Growth Fund
Payson Value Fund                              Quadra International Equity Fund
Payson Balanced Fund                           Quadra Opportunistic Bond Fund


DEFINITIONS. As used in this Statement of Additional Information, the following terms shall have the meanings listed:

"Board" means the Board of Trustees of Forum Funds.

"FAS" means Forum Administrative Services, LLC.

"FAcS" means Forum Accounting Services, LLC.

"FFC" means Forum Financial Corp.

"Forum" means Forum Financial Services, Inc.

"Forum Advisors" means Forum Advisors, Inc.

"Fund" means Investors Growth Fund, a separate series of Forum Funds.

"Fund Business Day" has the meaning ascribed thereto in the current Prospectus of the Fund.

"NRSRO" means a nationally recognized statistical rating organization.

"SAI" means this Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"Trust" means Forum Funds, a Delaware business trust.

"U.S. Government Securities" has the meaning ascribed thereto by the current Prospectus of the Funds.

"1940 Act" means the Investment Company Act of 1940, as amended.

2. INVESTMENT POLICIES

INTRODUCTION

The following information supplements the discussion found under "Investment Objective and Policies" and "Additional Investment Policies" in the Prospectus.

For temporary defensive purposes, to accumulate cash for investments, or to meet anticipated redemptions, the Fund may invest in (or enter into repurchase agreements with banks and broker dealers with respect to) short-term debt securities, including Treasury bills and other U.S. Government securities, and certificates of deposit and bankers' acceptances of U.S. banks.

ILLIQUID AND RESTRICTED SECURITIES

"Illiquid and Restricted Securities" under "Additional Investment Policies" in the Prospectus sets forth the circumstances in which the Fund may invest in "restricted securities". In connection with the Fund's original purchase of restricted securities it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the registration expenses of illiquid restricted securities may also be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund. When registration is required, however, a considerable period may elapse between the decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

U.S. GOVERNMENT SECURITIES

The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities which have remaining maturates not exceeding one year. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies or instrumentalities referred to above are backed by the full faith and credit of the U.S. Government.

BANK OBLIGATIONS

The Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

The Fund also may invest in certificates of deposit issued by foreign banks, denominated in any major foreign currency. The Fund will invest in instruments issued by foreign banks which, in the view of its investment adviser and the Trustees of the Trust, are of credit-worthiness and financial stature in their respective countries comparable to U.S. banks used by the Fund.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must (a) on each business day, at least equal the market value of the loaned securities and (b) must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When lending portfolio securities, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan plus the interest on the collateral securities (less any finders' or administrative fees the Fund pays in arranging the loan). A Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Board. The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the investment adviser to the Fund. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

SHORT-TERM DEBT SECURITIES

The Fund may invest in commercial paper, that is short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund for temporary defensive purposes consists of direct obligations of domestic issuers which, at the time of investment, are rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Corporation ("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper ratings assigned by S&P.

REPURCHASE AGREEMENTS

The Fund may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers maturing in seven days or less. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Fund's investment adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, the investment adviser reviews the credit-worthiness of those banks and dealers with which the Fund enters into repurchase agreements.

CONVERTIBLE SECURITIES

The Fund may invest in convertible preferred stocks and convertible debt securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, carry less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

DEPOSITORY RECEIPTS

Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"), or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued in the United States by a bank or trust company, evidencing ownership of the underlying securities. EDRs are typically issued in Europe under a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

FOREIGN SECURITIES

Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. There may be less publicly available information about foreign issuers than is available for U.S. issuers, and foreign auditing, accounting and financial reporting practices may differ from U.S. practices. Foreign securities markets may be less active than U.S. markets, trading may be thin and consequently securities prices may be more volatile. The Fund's investment adviser, will, in general, invest only in securities of companies and governments of countries which, in its judgment, are both politically and economically stable. Nevertheless, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on the repatriation of foreign capital and changes in foreign governmental attitudes toward private investment, possibly leading to nationalization, increased taxation, or confiscation of Fund assets.

WARRANTS AND STOCK RIGHTS

The Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance). A Fund may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those that have been acquired in units or attached to other securities). No more than 2% of the Fund's net assets (at the time of investment) may be invested in warrants that are not listed on the New York or American Stock Exchanges. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein). The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

In addition, the Fund may invest up to 5% of its assets (at the time of investment) in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time period.

3.  INVESTMENT LIMITATIONS

The following investment restrictions restate or are in addition to those described under "Investment Objective and Policies" and "Additional Investment Policies and Risk Considerations" in the Prospectus. The Fund has adopted the following investment limitations which are fundamental policies of the Fund, unless otherwise stated.

(a)  Diversification:

         The Fund may not, with respect to 75% of its assets, purchase a security if as a result: (i) more than 5% of its assets would be invested in the securities of any single issuer or (ii) the Fund would own more than 10%
          of the  outstanding  voting  securities  of any  single  issuer.  This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities.

(b)      Illiquid Securities

         The Fund will not invest more than 10% of its net assets in "illiquid securities", which are securities that cannot be disposed of within seven days at their then current value. For purposes of this limitation, "illiquid securities" includes, except in those circumstances described below, (i) "restricted securities", which are securities that cannot be resold to the public without registration under the Federal securities laws, and (ii) securities of issuers having a record (together with all predecessors) of less than three years of continuous operation.

(c)      Concentration

         The Fund will not invest 25% or more of the value of its total assets in any one industry.

(d)      Underwriting Activities

         The Fund will not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

(e)      Borrowing

         The Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 13% of the value of the Fund's total assets (computed immediately after the borrowing).

(f)      Pledging

         As a non-fundamental policy, the Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions.

(g)      Margin and Short Sales

         The Fund may not purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

         The Fund may not sell securities short.

(h)      Investing for Control

         The Fund may not make investments for the purpose of exercising control or management.

(i)      Real Estate

         The Fund may not purchase or sell real estate, provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

(j)      Lending

         The Fund will not lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase (see

         "Investment Objective" and "Investment Policies" in the Prospectus); the Fund may also make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");

(k)      Senior Securities

         The Fund will not issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus

(l)      Purchases and Sales of Commodities

         The Fund will not invest in commodities or commodity contracts (other than Hedging Instruments which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract);

(m)      Options and Futures Contracts

         The Fund may not purchase or write puts or calls except as permitted by any of its other fundamental investment policies.

(n)      Warrants

         The Fund may not invest in warrants, valued at the lower of cost or market, more than 5% of the value of the Fund's net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value).

4.  PERFORMANCE DATA

The Fund may, from time to time, include quotations of its average annual total return in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                    P (1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees will have the effect of reducing the average annual total return of the Fund for those investors.

5.  MANAGEMENT

TRUSTEES AND OFFICERS

THE TRUST

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 55)

          President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, LLC (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator and for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 55)

          Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 55)

          President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 54)

         Partner at the law firm of Reid and Priest, LLP, since 1995. Prior thereto, he was a partner at the law firm of Winthrop Stimson Putnam & Roberts from 1989 to 1995 and was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Mark D. Kaplan, Vice President, (age 42)

          Director, Investments, Forum Financial Group, LLC with which he has been associated since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

Stacey Hong, Treasurer (age 32)

         Director, Fund Accounting, Forum Financial Group, LLC with which he has been associated since April 1992. Prior thereto, Mr. Hong was a Senior Accountant with Ernst and Young. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Secretary (age 46)

          Senior Counsel, Forum Financial Group, LLC, with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy also serves as an officer of other registered investment companies for which Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

Leslie K. Klenk, Assistant Secretary (age 33)

          Assistant Counsel, Forum Financial Group, LLC with which she has been associated since April 1998. Prior thereto, Ms. Klenk was Vice
          President and Associate General Counsel of Smith Barney, Inc. Her address is Two Portland Square, Portland, Maine 04101.

Pamela Stutch, Assistant Secretary (age 30)

          Fund Administrator, Forum Financial Group, LLC with which she has been associated since May 1998. Prior thereto, Ms. Stutch attended Temple University in 1997. Ms. Stutch was also a legal intern for The Maine Department of the Attorney General.




TRUSTEE COMPENSATION

Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. As of March 31, 1997, in addition to $1,000 for each Board meeting attended, each Trustee receives $100 per active portfolio of the Trust. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1997.

                                                           ACCRUED           ANNUAL
                                        AGGREGATE          PENSION        BENEFITS UPON       TOTAL
         TRUSTEE                      COMPENSATION        BENEFITS         RETIREMENT      COMPENSATION
         -------                      ------------        --------         ----------      ------------
         Mr. Keffer                       None              None              None             None
         Mr. Azariadis                   $4,000             None              None            $4,000
         Mr. Cheng                       $4,000             None              None            $4,000
         Mr. Parish                      $4,000             None              None            $4,000

TRUSTEE COMPENSATION FOR CORE TRUST (DELWARE). Each of the Trustees of the Trust is also a Trustee of Core Trust (Delaware), a registered, open-end management investment company ("Core Trust"). Each Trustee of Core Trust (other than John
Y. Keffer, who is an interested person of Core Trust) is paid $1,000 for each Core Trust Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of Core Trust and is paid $1,000 for each committee meeting attended on a date when a Core Trust Board meeting is not held. To the extent a meeting relates to only certain portfolios of Core Trust, trustees are paid the $100 fee only with respect to those portfolios. Core Trust trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Core Trust Board. For the fiscal year ended March 31, 1997, each Core Trust trustee received fees totalling $7,200.

INVESTMENT ADVISER

Forum Advisors, Inc. serves as investment adviser to Investors Growth Fund pursuant to an investment advisory agreement with the Trust. Subject to the general control of the Board, Forum Advisors is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective and reviewing the investment strategies and policies of the Fund. Forum Advisors was incorporated under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940. For its services, Forum Advisors receives an advisory fee at an annual rate of 0.65% of Investor Growth Fund's average daily net assets.

Pursuant to the investment advisory agreement, Forum Advisors is responsible for managing the investment and reinvestment of the assets included in the Fund and for continuously reviewing, supervising and administering the Fund's investments. In this regard, it is the responsibility of Forum Advisors to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion. Forum Advisors also furnishes to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

Under the terms of the investment advisory agreement, Forum Advisors is required to manage the Fund's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, Forum Advisors does not use material information that may be in its possession or in the possession of its affiliates.

The investment advisory agreement will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board and (ii) by a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of any such party. The investment advisory agreement may be terminated without penalty by vote of the or the shareholders of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust and it will terminate automatically if assigned. The investment advisory agreement also provides that, with respect to the Fund, neither Forum Advisors nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum Advisors or their duties or by reason of reckless disregard of its or their obligations and duties under the investment advisory agreement.

ADMINISTRATIVE SERVICES

Forum Administrative Services, LLC ("FAS") acts as administrator to the Trust on behalf of the Fund pursuant to an Administration Agreement with the Trust. As administrator, FAS provides management and administrative services necessary to the operation of the Trust (which include, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities. The Administration Agreement will remain in effect for a period of twelve months with respect to the Fund and thereafter is automatically renewed each year for an additional term of one year.

The Administration Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party on not more than 60 days' written notice. The Administration Agreement also provides that FAS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement.

At the request of the Board, FAS provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of FAS, the Adviser or their affiliates.

DISTRIBUTOR

Forum Financial Services, Inc. ("Forum"), an affiliate of FAS, is the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement will continue in effect for twelve months and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board or by vote of the shareholders entitled to vote thereon, and in either case, by a majority of the Trustees who (i) are not parties to the Distribution Agreement, (ii) are not interested persons of any such party or of the Trust and
(iii) with respect to any class for which the Trust has adopted a distribution plan, have no direct or indirect financial interest in the operation of that distribution plan or in the Distribution Agreement, at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for shares obtained by Forum are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. Forum receives no compensation or reimbursement of expenses for the distribution services provided pursuant to the Distribution Agreement and is under no obligation to sell any specific amount of Fund shares.

The Distribution Agreement provides that Forum shall not be liable for any error of judgment or mistake of law or in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Forum on 60 days' written notice. The Distribution Agreement will automatically terminate in the event of its assignment.

Forum may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Fund are sold without sales charges or distribution fees. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

TRANSFER AGENT

Forum Financial Corp. ("FFC") acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provided, with respect to the Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or, with respect to either Fund, by a vote of the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of FFC as agent for the Trust are: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

FFC or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund. FFC or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from FFC with respect to assets of those customers or clients invested in the Fund. FFC, FAS or sub-transfer agents or processing agents retained by FFC may be Processing Organizations (as defined in the Prospectus) and, in the case of sub- transfer agents or processing agents, may also be affiliated persons of FFC or FAS.

For its services under the Transfer Agency Agreement, FFC receives: (i) a fee at an annual rate of 0.25 percent of the average daily net assets of the Fund and
(ii) a fee of $12,000 per year; such amounts to be computed and paid monthly in arrears by the Fund; and (iii) Annual Shareholder Account Fees of $18.00; such fees to be computed as of the last business day of the prior month.

FFC or any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund.

FUND ACCOUNTING

Forum Accounting Services, LLC ("FAcS") performs portfolio accounting services for the Fund pursuant to the Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement. Under its agreement, FAcS prepares and maintains books and records prepares and maintains books and records of the Fund on behalf of the Trust as required under the 1940 Act, calculates the net asset value per share of the Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FAcS receives from the Trust with respect to the Fund a fee of $36,000 subject to adjustments for the number and type of portfolio transactions.

6.  DETERMINATION OF NET ASSET VALUE

         The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its portfolio securities and other assets less its liabilities) by the number of that Fund's shares outstanding at the time the determination is made. Securities owned by the Fund listed on the recognized stock exchanges are valued at the last reported trade price, prior to the time when the assets are valued, on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last trade prices are not available are valued at mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board.

Trading in securities on European and Far Eastern Securities exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's NAV is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board.

All assets and liabilities of the Fund denominated in foreign currencies are converted to U.S. dollars at the mid price of such currencies against U.S. dollars last quoted by a major bank prior to the time when NAV of the Fund is calculated.

7.  PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

Investment decisions for the Fund and for the other investment advisory clients of the investment advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in the investment adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Investment Advisory Agreement authorizes and directs the investment adviser to place orders for the purchase and sale of assets with brokers or dealers selected by the investment advisers in their discretion and to seek "best execution" of such portfolio transactions. An investment adviser places all such orders for the purchase and sale of portfolio securities and buys and sells securities for the Fund through a substantial number of brokers and dealers. In so doing, the investment adviser uses its best efforts to obtain for the Fund the most favorable price and execution available. The Fund may, however, pay higher than the lowest available commission rates when the investment adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, the investment adviser, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealers involved and the quality of service rendered by the broker-dealers in other transactions.

It has for many years been a common practice in the investment advisory business as conducted in certain countries, including the United States, for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, an investment adviser may receive research services from broker-dealers with which it places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the investment adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because the investment adviser and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), an investment adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to it an amount of disclosed commission for effecting a securities transaction in excess of the commission which another broker-dealer would have charged for effecting that transaction.

The annual portfolio turnover rate of the Fund may exceed 50% but will not ordinarily exceed 100%.

8.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Detailed information pertaining to the purchase of shares of the Fund, redemption of shares and the determination of the net asset value of Fund shares is set forth in the Prospectus under "Purchases and Redemptions of Shares".

Shares of the Fund are sold on a continuous basis by the distributor.

Set forth below is an example of the method of computing the offering price of the Fund's shares. The example assumes a purchase of shares of beneficial interest aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based on the net asset value per share of the Fund on April 14, 1998.


Net Asset Value Per Share                   $ 11.42

Sales Charge, 4.00% of offering
price (4.17% of net asset value
per share)                                  $  0.48

Offering to Public                          $ 11.90

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily, from time to time, to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

REDEMPTION IN KIND

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Fund to exchange their shares for shares of any other fund of the Trust or shares of certain other portfolios of investment companies which retain FAS or its affiliates as investment adviser or distributor and which participate in the Trust's exchange privilege program ("Participating Fund"). For Federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

By use of the exchange privilege, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself to either be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding. Proceeds of an exchange transaction may be invested in another Participating Fund in the name of the shareholder.

Exchange transactions will be made on the basis of relative net asset values per share at the time of the exchange transaction plus any sales charge applicable to the Participating Fund whose shares are being acquired. Shares of any Participating Fund may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund that are offered without a sales charge. Shares of any Participating Fund purchased with a sales charge may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund otherwise sold with the same sales charge. If the Participating Fund purchased in the exchange transaction imposes a higher sales charge than was paid originally on the exchanged shares, the shareholder will be responsible for the difference between the two sales charges. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any of the Participating Funds or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

9.  TAXATION

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company the Fund intends to distribute to shareholders at least 90% of its net investment income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to Federal income tax on its net investment income and net realized capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31, of such year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

In addition to satisfying the distribution requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Distributions of net investment income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends received deduction available to corporations.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss although such shares may have been held by the shareholder for one year or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Upon redemption or sale of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

The Fund intends to minimize foreign income and withholding taxes by investing in obligations the payments with respect to which will be subject to minimal or no such taxes insofar as this objective is consistent with the Fund's income objective. However, since the Fund may incur foreign taxes, it intends, if it is eligible to do so, to elect under Section 853 of the Code to treat each shareholder as having received an additional distribution from the Fund, in the amount indicated in a notice furnished to him, as his pro rata portion of income taxes paid to or withheld by foreign governments with respect to interest, dividends and gain on the Fund's foreign portfolio investments. The shareholder then may take the amount of such foreign taxes paid or withheld as a credit against his Federal income tax, subject to certain limitations. If the shareholder finds it more to his advantage to do so, he may, in the alternative, deduct the foreign tax withheld as an itemized deduction, in computing his taxable income. Each shareholder is referred to his tax adviser with respect to the availability of the foreign tax credit.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of the Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds generally will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the

Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).

10.  OTHER INFORMATION

ORGANIZATION

THE TRUST AND ITS SHARES

The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 16 separate series.

Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

COUNSEL

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, 1200 G Street, N.W. Washington, D.C. 20005.

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, 02110, independent auditors, act as auditors for the Trust.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

1.  PREFERRED STOCK

         (A) MOODY'S

         Moody's rates preferred stock issues as follows:

         An issue which is rated aaa is a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

         An issue which is rated "aa" is a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         An issue which is rated "a" is an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         An issue which is rated "baa" is a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         An issue which is rated "ba" has speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

         An issue which is rated "c" can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

         (B) STANDARD & POOR'S

         Standard & Poor's rates preferred stock issues as follows:

         "AAA" is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         A preferred stock rated "C" is a non-paying issue.

         A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

         To provide more detailed indications of preferred stock quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing


2.  CORPORATE BONDS INCLUDING CONVERTIBLE DEBT

         (A) MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Moody's rates corporate bond issues, including convertible debt issues, as follows:

         Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

         (B) STANDARD & POOR'S CORPORATION ("S&P")

         S&P rates corporate bond issues, including convertible debt issues, as follows:

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated `BB' have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         Bonds rated `B' have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         Bonds rated `CCC' have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating `Cl' is reserved for income bonds on which no interest is being paid.

         Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated `D' are in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

3.  COMMERCIAL PAPER

         MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o -- Leading market  positions in  well-established  industries.
          o -- High rates of return on funds employed.
          o -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         FITCH IBCA, INC..

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

APPENDIX B - TEXT OF FORUM BROCHURE

In connection with its advertisements, a Fund may provide a description of the Fund's investment adviser and its affiliates, which are service providers to the Fund. Text which is currently in use is set forth below.

"FORUM FINANCIAL GROUP OF COMPANIES

Forum Financial Group of Companies represent more than a decade of diversified experience with every aspect of mutual funds. The Forum Family of Funds has benefited from the informed, sharply focused perspective on mutual funds that experience makes possible.

The Forum Family of Funds has been created and managed by affiliated companies of Portland-based Forum Financial Group, among the nation's largest mutual fund administrators providing clients with a full line of services for every type of mutual fund.

The Forum Family of Funds is designed to give investment representatives and investors a broad choice of carefully structured and diversified portfolios, portfolios that can satisfy a wide variety of immediate as well as long-term investment goals.

Forum Financial Group has developed its "brand name" family of mutual funds and has made them available to the investment public and to institutions on both the national and regional levels.

For more than a decade Forum has had direct experience with mutual funds from a different perspective, a perspective made possible by Forum's position as a leading designer and full-service administrator and manager of mutual funds of all types.

Today Forum Financial Group administers and provides services for over 120 mutual funds for 17 different fund managers, with more than $30 billion in client assets. Forum has its headquarters in Portland, Maine, and has offices in Seattle, Bermuda, and Warsaw, Poland. In a joint venture with Bank Handlowy, the largest and oldest commercial bank in Poland, Forum operates the only independent transfer agent and mutual fund accounting business in Poland. Forum directs an off-shore and hedge fund administration business through its Bermuda office. It employs more than 230 professionals worldwide.

From the beginning, Forum developed a plan of action that was effective with both start- up funds, and funds that needed restructuring and improved services in order to live up to their potential. The success of its innovative approach is evident in Forum's growth rate over the years, a growth rate that has consistently outstripped that of the mutual fund industry as a whole, as well as that of the fund service outsource industry.

Forum has worked with both domestic and international mutual fund sponsors, designing unique mutual fund structures, positioning new funds within the sponsors' own corporate planning and targeted markets.

Forum's staff of experienced lawyers, many of whom have been associated with the Securities and Exchange Commission, have been available to work with fund sponsors to customize fund components and to evaluate the potential of various fund structures.

Forum has introduced fund sponsors to its unique proprietary Core and Gateway(R) partnership, helping them to take advantage of this full-service master/feeder structure.

Fund sponsors understand that even the most efficiently and creatively designed fund can disappoint shareholders if it is inadequately serviced. That is the reason why fund sponsors have relied on Forum to meet all of a fund's complex compliance, regulatory, and filing needs.

Forum's full service commitment includes providing state-of- the-art accounting support (Forum has 8 CPAs on staff, as well as senior accountants who have been associated with Big 6 accounting firms). Forum's proprietary accounting system is continually upgraded and can provide custom-built modules to satisfy a fund's specific requirements. This service is joined with transfer agency and shareholder service groups that draw their strength both from the high caliber of the people staffing each unit and from Forum's advanced technology support system.

More than a decade of experience with mutual funds has given Forum practical hands-on experience and knowledge of how mutual funds function "from the inside out."

Forum has put that experience to work by creating the Forum Family of Funds, a family where each member is designed and positioned for your best investment advantage, and where each fund is serviced with the utmost attention to the delivery of timely, accurate, and comprehensive shareholder information.

INVESTMENT ADVISERS

Forum Investment Advisors, LLC offers the services of portfolio managers with the highest qualifications--because without such direction, a comprehensive and goal-oriented investment program and ongoing investment strategy are not possible. Serving as portfolio managers for the Forum Family of Funds are individuals with decades of experience with some of the country's major financial institutions.

Individual funds in the Forum Family of Funds invest in portfolios that have as their investment adviser nationally recognized institutions, including Schroder Capital Management International, Inc., a major figure in worldwide mutual funds that, with its affiliates, managed over $175 billion as of September 30, 1997.

Forum Funds are also managed by the portfolio managers of H.M. Payson & Co., founded in Portland, Maine in 1854 and one of the oldest investment firms in the country. Payson has approximately $1 billion in assets under management, with clients that include pension plans, endowment funds, and institutional and individual accounts.

FORUM INVESTMENT ADVISORS, LLC

Forum Investment Advisors, LLC is the largest Maine based investment adviser with approximately $1.4 billion in assets under management. The portfolio managers have decades of combined experience in a cross section of the country's financial markets. The managers have specific, day-to-day experience in the asset class portfolios they manage, bringing critical focus to meeting each fund's explicit investment objectives. The portfolio managers have been involved in investing the assets of large insurance companies, banks, pension plans, individuals, and of course mutual funds. Forum Investment Advisors, LLC has a staff of analysts and investment administrators to meet the demands of serving shareholders in our funds.

FORUM FAMILY OF FUNDS

It has been said that mutual fund investment offerings--of which there are nearly 10,000, with assets spread across stock, bond, and money market funds worth more than $4 trillion--come in a rainbow of varieties. A better description would be a "spectrum" of varieties, the spectrum graded from green through amber and on to red. In simpler terms, from low risk investments, through moderate to high risk. The lower the risk, the lower the possible reward -- the higher the risk, the higher the potential reward.

The Forum Family of Funds provides conservative investment opportunities that reduce the risk of loss of capital, using underlying money market investments U.S. Government securities (although the shares of the Forum Funds are neither insured nor guaranteed by the U.S. Government or its agencies), thus cushioning the investment against market volatility. These funds offer regular income, ready access to your money, and flexibility to buy or sell at any time.

In the less conservative but still not aggressive category are funds in the Forum Family that seek to provide steady income and, in certain cases, tax-free earnings. Such investments provide important diversification to an investment portfolio.

Growth funds in the Forum Family more aggressively pursue a high return at the risk of market volatility. These funds include domestic and international stock mutual funds."

APPENDIX C - PEOPLES HERITAGE NEWS RELEASE

Peoples Heritage Financial Group, Inc. (NASDAQ:PHBK) announced today that it has formed an alliance with a major mutual fund provider and an investment advisory firm to expand its mutual fund offerings. The alliance with Forum Financial Group and H.M. Payson & Company will result in 18 funds, including the unique Maine Municipal Bond Fund and New Hampshire Bond Fund, being offered through the branches of Peoples' affiliate banks in Maine, New Hampshire and northern Massachusetts and the Company's trust and investment subsidiaries

'There is no secret to where financial services are moving, under one roof," said William J. Ryan, Chairman, President and Chief Executive Officer of Peoples Heritage. "One only has to watch the virtually daily announcements of consolidations in the financial sector to understand that customers are demanding and receiving 'one-stop' financial services.

"We think we are adding the additional competitive advantage of funds that are managed and administered close to home."

Eighteen Forum funds will be offered including two Payson funds. The tax-free Maine and New Hampshire state bond funds are the only two such funds available and usually invest 80% of total assets in municipal securities. Other funds being provided by the alliance include money market, fixed income and equity funds.

Forum Financial, based in Portland, Maine since 1987, administers 146 funds with more than $36 billion in assets. Forum manages mutual funds for independent investment advisors such as Payson and for banks. Forum Investment Advisors, LLC an affiliate, is the largest Maine-based investment advisor with approximately $1.7 billion in fund assets under management.

"We are providing a great product set to the customers served by Peoples' nearly 200 branches in northern New England," said John Y. Keffer, Forum Financial president, "The key today is to link a wide variety of investment options with convergent, easy access for customers. I believe this alliance does just that."

H.M. Payson & Co., founded in 1854, is one of the nation's oldest investment firms with nearly $1 billion in assets under management and $300 million in non-managed custodial accounts. The Payson value Fund and Payson Balanced Fund are among the 18 offerings.

"I believe we have all the ingredients of a tremendous alliance," said John Walker, Payson president and managing director. "We have the region's premier community banking company, a community-based investment advisor, and a local mutual fund company that operates nationally and specializes in working with banks. We are poised to provide solid investment performance and service."

Peoples Heritage Financial Group is a $10 billion multi-state bank and financial services holding company headquartered in Portland, Maine. Its Maine banking affiliate, Peoples Heritage Bank, has the state's leading deposit market share. Its New Hampshire banking affiliate, Bank of New Hampshire, has the state's leading deposit market share. Family Bank, the Company's Massachusetts banking subsidiary, has the state's tenth largest deposit market share and the leading market share in many of the northern Massachusetts communities it serves. Peoples affiliate banks also operate subsidiaries in leasing, trust and investment services and insurance.

FORUM FINANCIAL GROUP:
----------------------
Headquarters:  Two Portland Square, Portland, Maine 04101
President:  John Y. Keffer
Offices:  Portland, Seattle, Warsaw, Bermuda
*Established in 1986 to administer mutual funds for independent investment advisors and banks
*Among the nation's largest  third-party fund  administrators
*Uses proprietary in-house systems and custom programming capabilities

               *ADMINISTRATION AND DISTRIBUTION SERVICES: Regulatory, compliance, expense accounting, budgeting for all funds
               *FUND ACCOUNTING SERVICES: Portfolio valuation, accounting, dividend declaration, and tax advice
               *SHAREHOLDER SERVICES: Preparation of statements, distribution support, inquiries and processing of trades
               *CLIENT  ASSETS  UNDER  ADMINISTRATION  AND  DISTRIBUTION:  $36.9
               billion
               *CLIENT ASSETS PROCESSED BY FUND ACCOUNTING: $47.6 billion *CLIENT FUNDS UNDER ADMINISTRATION AND DISTRIBUTION: 146 mutual funds with 219 share classes
               *INTERNATIONAL VENTURES:

         Joint  venture  with Bank  Handlowy in Warsaw,  Poland,  using  Forum's
         proprietary   transfer  agency  and  distribution   systems
         Off-shore investment fund administration, using Bermuda as Forum's center of operations
*FORUM EMPLOYEES:  United States -198, Poland - 61, Bermuda - 3

FORUM CONTACTS:

Mark Kaplan, Managing Director and Portfolio Manager, Forum Investment Advisors, LLC, (207) 879-1900 X 6123
Tony Santaniello,  Director of Marketing, (207) 879-1900 X 6175

H.M. PAYSON & CO.:
------------------
Headquarters:  One Portland Square, Portland, Maine
President and Managing Director: John Walker
Quality investment services and conservative wealth management since 1854 *Assets under Management: $1 Billion
*Custody Income Assets: $300 Million
*Client Base: 85% individuals; 15% institutional
*Owned by 11 shareholders; 11 managing directors
*Payson  Balanced  Fund and Payson Value Fund  (administrative  and  shareholder services provided by Forum Financial Group)
*Employees: 45


H.M. PAYSON & CO. CONTACT:
Joel Harris, Portfolio/Marketing Coordinator, (207) 772-3761

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